UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K/A

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)
January 18, 2010
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CHINO COMMERCIAL BANCORP
(Exact Name of Registrant as Specified in its Charter)
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California (State or other jurisdiction of incorporation or organization)	000-35366 (Commission File No.)	20-4797048 (I.R.S. Employee Identification No.)

14345 Pipeline Avenue, Chino, California 91710
(Address of Principal Executive Offices) (Zip Code)

(909) 393-8880
(Registrant’s Telephone Number including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Explanatory Note

This Amended Report on Form 8-K/A is being filed to correct certain inadvertent errors in the Current Report on Form 8-K filed February 24, 2010, including the referenced Item number, date of event, and exhibit reference.  No other changes have been made to the Original Form 8-K.

Item 8.01.              Other Events

On January 18, 2010, the Board of Directors authorized an extension and expansion of its current stock repurchase program (the “Repurchase Program”).  Under this expansion, a total of $200,000 in repurchases of the Company's common stock has been approved, and the expiration date of the Repurchase Program has been extended from February 20, 2009 to February 18, 2011.  This expansion is effective as of January 18, 2010.

From February 19, 2009 through January 18, 2010, the Company had repurchased 18,265 of its shares at a weighted average price of $10.95 per share, for an aggregate purchase price of $199,970.00, representing substantially all of the funds previously authorized in the Repurchase Program in February 2009 ($200,000).  The extension and expansion eliminated the nominal $30.00 balance and authorized $200,000 for future purchases over the next twelve months.  The Company had previous repurchase programs in effect beginning in October 2006, and since the inception of the first program 2008, has repurchased a total of 159,866 of its shares at a weighted average price of $20.64 per share, for an aggregate purchase price of $3,299,727.93.

The Company has established a pre-arranged stock repurchase plan, intended to comply with the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and of Rule 10b‑18 of the Exchange Act (the “10b5‑1 Plan”). Shares that are repurchased under the 10b5‑1 Plan will be repurchased under the Repurchase Program.  Repurchases pursuant to the Repurchase Program are made at prevailing market prices from time to time in open market transactions or in privately negotiated transactions.  The timing of the purchases and the number of shares to be repurchased at any given time will depend on market conditions and SEC regulations.

Any actual repurchases under the Repurchase Program will be disclosed in the Company's annual report on Form 10‑K and quarterly reports on Form 10‑Q filed with the Securities and Exchange Commission for the relevant periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 30, 2010	CHINO COMMERCIAL BANCORP By: /s/Dann H. Bowman Dann H. Bowman President and Chief Executive Officer (Officer authorized to sign on behalf of registrant)